UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☒    Soliciting Material under §240.14a-12

CENTENE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

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N E W S R E L E A S E

Contact:	Media	Investors
	Suzy Deprizio	Jennifer Gilligan
	(314) 445-0790	(212) 549-1306
	mediainquiries@centene.com	investors@centene.com

FOR IMMEDIATE RELEASE

CENTENE FILES PRELIMINARY PROXY STATEMENT FOR SPECIAL MEETING TO PROPOSE ENHANCED CORPORATE GOVERNANCE PROVISIONS

ST. LOUIS (August 1, 2022) – Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with a special stockholders meeting to approve amendments to Centene’s Amended and Restated Certificate of Incorporation to enhance the Company’s corporate governance. The proposed amendments include immediately declassifying the Board so that the terms of all of the Company’s current directors will end at the 2023 Annual Meeting of Stockholders and all director nominees will stand for election annually, removing the current prohibition on stockholders calling special meetings and, subject to certain terms and conditions, permitting stockholders to act by written consent. The Company currently plans to hold the special meeting late in the third quarter or early fourth quarter of this year.

In connection with approving these proposed amendments, Centene’s Board of Directors approved an amendment to the Company’s Amended and Restated By-Laws to permit stockholders holding at least 10% of the outstanding shares of our common stock to call a special meeting, subject to certain terms and conditions. The effectiveness of this amendment is contingent on stockholder approval of the proposed amendment to the Amended and Restated Certificate of Incorporation to remove the prohibition on stockholders calling special meetings.

Additionally, James Dallas, Chairman of the Board, has informed the Board that he plans to oversee the implementation of the proposed amendments and then will step down as Chairman of the Board by the 2023 Annual Meeting of Stockholders. Subsequently, Mr. Dallas will remain a director of the Company, and with passage of the declassification amendment, intends to stand for reelection as a director in 2023.

“We are very grateful to James Dallas for guiding the Centene Board of Directors through a significant evolution of the Company’s governance structure over the course of 2022,” said Sarah London, Chief Executive Officer of Centene. “With the announcement of our special meeting later this year, the Centene Board is demonstrating its further commitment to enhancing our governance structure for the benefit of all shareholders. James’ support and leadership has been instrumental in prioritizing and executing on this important work.”

About Centene Corporation

Centene Corporation, a Fortune 500 company, is a leading healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and value creation as well as the development of its people, systems, and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, https://investors.centene.com/.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "target," "goal," "may," "will," "would," "could," "should," "can," "continue" and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, value creation strategy, competition, expected activities in connection with completed and future acquisitions and dispositions, including statements about the impact of our recently completed acquisition of Magellan Health, Inc. (the Magellan Acquisition), other recent and future acquisitions and dispositions, our investments and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the ongoing impact of COVID-19; the risk that the election of new directors, changes in senior management, and any inability to retain key personnel may create uncertainty or negatively impact our ability to execute quickly and effectively; uncertainty as to the expected financial performance of the combined company following the recent completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the acquisition of WellCare Health Plans, Inc. (the WellCare Acquisition) or other acquired businesses will not be realized, or will not be realized within the respective expected time periods; disruption from the integration of the Magellan Acquisition or the WellCare Acquisition, unexpected costs, or similar risks from other acquisitions or dispositions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; the risk that the closing conditions, including applicable regulatory approvals, for the pending dispositions of Magellan Rx and our Spanish and Central European businesses, may be delayed or not obtained; impairments to real estate, investments, goodwill and intangible assets; a downgrade of the credit rating of our indebtedness; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Envolve Pharmacy Solutions, Inc. (Envolve), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we recorded in 2021 and on other acceptable terms, or at all, or whether additional claims, reviews or investigations relating to our PBM business will be brought by states, the federal government or shareholder litigants, or government investigations; the timing and extent of benefits from strategic value creation initiatives, including the possibility that these initiatives will not be successful, or will not be realized within the expected time periods; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price and accretion for acquisitions or dispositions; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; the availability of debt and equity financing on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

ADDITIONAL INFORMATION

On August 1, 2022, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the Special Meeting of Stockholders (the “Special Meeting”). Prior to the Special Meeting, the Company will furnish a definitive proxy statement to its stockholders, together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the proxy statement (in preliminary and definitive form), any amendments or supplements thereto and any other documents when filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.centene.com/).

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement for the Special Meeting and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 11, 2022, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 22, 2022. You may obtain free copies of these documents using the sources indicated above.